UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2004

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453

(Address of Principal Executive Offices)  (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01.  Other Events.

On October 20, 2004, Inverness Medical Innovations, Inc. (the “Company”) paid $14,173,606, including prepayment fees, costs and expenses, to repay all of the outstanding indebtedness of IVC Industries, Inc. (d/b/a Inverness Medical Nutritionals Group), a subsidiary of the Company (“IMN”), to Congress Financial Corporation under the Loan and Security Agreement, dated as of October 16, 2000, between IMN and Congress Financial Corporation, as amended (the “Congress Loan Agreement”), and terminated the Congress Loan Agreement.  Under the Congress Loan Agreement, IMN’s borrowings bore interest at either 1.50% above the bank’s prime rate or, at IMN’s option, at 3.75% above the Adjusted Eurodollar Rate used by the bank.  As of September 30, 2004, the interest rates on the loans ranged from 4.50% to 6.00% per annum.  The Congress Loan Agreement required IMN to maintain minimum tangible net worth and contained various restrictions customary in such financial arrangements, including limitations on the payment of cash dividends, and the amounts owed under the Congress Loan Agreement were secured by substantially all of IMN’s assets, other than real property.  The loans under the Congress Loan Agreement were scheduled to mature on October 17, 2005, subject to automatic one-year extensions each year unless a ninety day termination notice was given in writing by either party.  IMN was required to pay a $150,000 prepayment fee in connection with the repayment and termination of the Congress Loan Agreement.

The funds used to repay and terminate the Congress Loan Agreement were drawn on October 19, 2004 under the Company’s senior credit facility existing pursuant to the Second Amended and Restated Credit Agreement, dated as of September 30, 2003, by and among the Company, Wampole Laboratories, Inc., Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, the lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for lenders, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as co-syndication agent, UBS AG, Stamford Branch, as co-syndication agent, and GECC Capital Markets Group, Inc. and ML Capital, as co-lead arrangers, as amended (the “Senior Credit Agreement”).  The senior credit facility consists of a U.S. revolving credit facility providing for loans of up to $25.0 million, including a swing line of up to $5.0 million; and a European revolving credit facility for loans up to $25.0 million, including a swing line of up to $5.0 million. Borrowings under the senior credit facility are secured by substantially all of the assets of the Company’s businesses in the U.S. and Europe, excluding the assets of Orgenics Ltd., Orgenic’s subsidiaries and Unipath Scandinavia AB.  In connection with the repayment of IMN’s Congress Loan Agreement, IMN has been added as a credit party and guarantor under the Senior Credit Agreement and the assets of IMN have been provided as additional collateral securing indebtedness under the Senior Credit Agreement.  Under the Senior Credit Agreement, the Company must comply with various financial and non-financial covenants.  The primary financial covenants pertain to, among other things, fixed charge coverage ratio, capital expenditures, various leverage ratios, EBITDA, and a minimum cash requirement.

As a condition to IMN becoming a credit party under the Senior Credit Agreement, IMN also redeemed, as of October 15, 2004, all of its outstanding New Jersey Economic Development Authority Economic Development Bonds (the “IMN Economic Development Bonds”). The IMN

Economic Development Bonds, which had a total outstanding balance of $1.45 million at redemption, were redeemed in accordance with their terms and pursuant to a redemption notice delivered by IMN on September 13, 2004.  The IMN Economic Development Bonds bore interest at 6.90% per annum, payable semi-annually, were collateralized by certain real property of IMN and required IMN to maintain letters of credit from a bank equal to the outstanding principal balances of the bonds.

As of October 20, 2004, including the funds used to repay the Congress Loan Agreement and the redemption of the IMN Economic Development Bonds, the Company had approximately $24.9 million outstanding under its senior credit facility, all of which has been drawn under the U.S. revolving credit facility. Borrowings under the senior credit facility bear interest at either (1) the London Interbank Offered Rate, or LIBOR, as defined in the Senior Credit Agreement, plus applicable margins or, at the Company’s option, (2) a floating Index Rate, as defined in the Senior Credit Agreement, plus applicable margins.  Applicable margins if the Company chooses to use the LIBOR or the Index Rate can range from 2.75% to 3.75% or 1.50% to 2.50%, respectively, depending on quarterly adjustments that are based on the Company’s consolidated financial performance. As of September 30, 2004, the applicable interest rate under the senior credit facility, including the applicable margin, was 5.49% (LIBOR plus 3.75%).

IMN has also been redesignated as a Restricted Subsidiary pursuant to the Indenture, dated as of February 10, 2004, among the Company, the Guarantors named therein and U.S. Bank Trust National Association (the “Indenture”), which governs the Company’s $150 million of 8 ¾% Senior Subordinated Notes due 2012.  Accordingly, the Company, IMN and the other parties to the Indenture have entered into a Second Supplemental Indenture, dated as of October 20, 2004 (the “Second Supplemental Indenture”), pursuant to which IMN has agreed to guarantee the obligations of the Company under the Indenture.

References to, and descriptions of, the Congress Loan Agreement and the Senior Credit Agreement as set forth herein are qualified in their entirety by reference to the copies of these agreements, included as Exhibits 99.1 – 99.4 and 99.5 – 99.12, respectively, to this report, and such agreements are incorporated herein in their entirety where such references and descriptions appear.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1

Loan and Security Agreement, dated as of October 16, 2000, between IVC Industries, Inc. and Congress Financial Corporation (incorporated by reference to Exhibit 10.29 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.2

Amendment No. 1 to Loan and Security Agreement, dated June 13, 2001, by and between Congress Financial Corporation and IVC Industries, Inc. (incorporated by reference to Exhibit 10.30 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.3

Amendment No. 2 to Loan and Security Agreement, dated as of June 14, 2001, by and between Congress Financial Corporation and IVC Industries, Inc. (incorporated by reference to Exhibit 10.31 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.4

Amendment No. 3 to Loan and Security Agreement, dated as of March 19, 2002, by and between Congress Financial Corporation and IVC Industries, Inc. (incorporated by reference to Exhibit 10.32 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.5

Second Amended and Restated Credit Agreement, dated as of September 30, 2003, by and among Inverness Medical Innovations, Inc., Wampole Laboratories, Inc., Inverness Medical (UK) Holdings Limited, the other Credit Parties Signatory thereto, the lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for lenders, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as co-syndication agent, UBS AG, Stamford Branch, as co-syndication agent, and GECC Capital Markets Group, Inc. and ML Capital, as co-lead arrangers (incorporated by reference to Exhibit 10.1 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed November 14, 2003)

99.6

First Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of November 17, 2003, by and among General Electric Capital Corporation, as agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, Inc. and Inverness Medical (UK) Holdings Limited, as borrowers, the other credit parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, UBS Securities LLC, as co-syndication agent, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.41 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K filed March 15, 2004)

99.7

Second Amendment to Second Amended and Restated Credit Agreement, dated as of December 31, 2003, by and among General Electric Capital Corporation, as agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, Inc. and Inverness Medical (UK) Holdings Limited, as borrowers, the other credit parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, UBS Securities LLC, as co-syndication agent, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.42 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K filed March 15, 2004)

99.8

Third Amendment and Consent to Second Amended and Restated Credit Agreement and Consent to Intercreditor Agreement, dated as of January 20, 2004, by and among Inverness Medical Innovations, Inc., Wampole Laboratories, LLC., Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for Lender, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, and UBS Securities, LLC, as co-syndication agent (incorporated by reference to Exhibit 10.1 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed May 10, 2004)

99.9

Fourth Amendment to Second Amended and Restated Credit Agreement and Amendment to Loan Documents, dated as of February 5, 2004 by and among Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for Lenders, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, and UBS Securities, LLC, as co-syndication agent (incorporated by reference to Exhibit 10.2 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed May 10, 2004)

99.10

Fifth Amendment and Consent to Second Amended and Restated Credit Agreement and Amendment to Post-Closing Letter, dated as of April 28, 2004 by and among Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for Lenders, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, and UBS Securities, LLC, as co-syndication agent (incorporated by reference to Exhibit 10.3 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed May 10, 2004)

99.11

Sixth Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of June 1, 2004, by and among General Electric Capital Corporation, as Agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, co-syndication agent and Lender, UBS Securities, LLC, as co-syndication agent and lender, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.1 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed August 9, 2004)

99.12

Seventh Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of July 27, 2004 by and among General Electric Capital Corporation, as Agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, co-syndication agent and Lender, UBS Securities, LLC, as co-syndication agent and lender, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.2 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed August 9, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

Date: October 21, 2004	By:	/s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Loan and Security Agreement, dated as of October 16, 2000, between IVC Industries, Inc. and Congress Financial Corporation (incorporated by reference to Exhibit 10.29 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.2

Amendment No. 1 to Loan and Security Agreement, dated June 13, 2001, by and between Congress Financial Corporation and IVC Industries, Inc. (incorporated by reference to Exhibit 10.30 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.3

Amendment No. 2 to Loan and Security Agreement, dated as of June 14, 2001, by and between Congress Financial Corporation and IVC Industries, Inc. (incorporated by reference to Exhibit 10.31 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.4

Amendment No. 3 to Loan and Security Agreement, dated as of March 19, 2002, by and between Congress Financial Corporation and IVC Industries, Inc. (incorporated by reference to Exhibit 10.32 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2001)

99.5

Second Amended and Restated Credit Agreement, dated as of September 30, 2003, by and among Inverness Medical Innovations, Inc., Wampole Laboratories, Inc., Inverness Medical (UK) Holdings Limited, the other Credit Parties Signatory thereto, the lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for lenders, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as co-syndication agent, UBS AG, Stamford Branch, as co-syndication agent, and GECC Capital Markets Group, Inc. and ML Capital, as co-lead arrangers (incorporated by reference to Exhibit 10.1 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed November 14, 2003)

99.6

First Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of November 17, 2003, by and among General Electric Capital Corporation, as agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, Inc. and Inverness Medical (UK) Holdings Limited, as borrowers, the other credit parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, UBS Securities LLC, as co-syndication agent, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.41 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K filed March 15, 2004)

99.7

Second Amendment to Second Amended and Restated Credit Agreement, dated as of December 31, 2003, by and among General Electric Capital Corporation, as agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, Inc. and Inverness Medical (UK) Holdings Limited, as borrowers, the other credit parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, UBS Securities LLC, as co-syndication agent, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.42 to Inverness Medical Innovations, Inc.’s Annual Report on Form 10-K filed March 15, 2004)

99.8

Third Amendment and Consent to Second Amended and Restated Credit Agreement and Consent to Intercreditor Agreement, dated as of January 20, 2004, by and among Inverness Medical Innovations, Inc., Wampole Laboratories, LLC., Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for Lender, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, and UBS Securities, LLC, as co-syndication agent (incorporated by reference to Exhibit 10.1 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed May 10, 2004)

99.9

Fourth Amendment to Second Amended and Restated Credit Agreement and Amendment to Loan Documents, dated as of February 5, 2004 by and among Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for Lenders, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, and UBS Securities, LLC, as co-syndication agent (incorporated by reference to Exhibit 10.2 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed May 10, 2004)

99.10

Fifth Amendment and Consent to Second Amended and Restated Credit Agreement and Amendment to Post-Closing Letter, dated as of April 28, 2004 by and among Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time, General Electric Capital Corporation, as administrative agent for Lenders, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, and UBS Securities, LLC, as co-syndication agent (incorporated by reference to Exhibit 10.3 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed May 10, 2004)

99.11

Sixth Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of June 1, 2004, by and among General Electric Capital Corporation, as Agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, co-syndication agent and Lender, UBS Securities, LLC, as co-syndication agent and lender, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.1 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed August 9, 2004)

99.12

Seventh Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of July 27, 2004 by and among General Electric Capital Corporation, as Agent and lender, Inverness Medical Innovations, Inc., Wampole Laboratories, LLC, Inverness Medical (UK) Holdings Limited, the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, co-syndication agent and Lender, UBS Securities, LLC, as co-syndication agent and lender, and the lenders signatory thereto from time to time (incorporated by reference to Exhibit 10.2 to Inverness Medical Innovations, Inc.’s Quarterly Report on Form 10-Q filed August 9, 2004)